AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SURVIVOR ADVANTAGE
LAST SURVIVOR FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED FEBRUARY 25, 2010
TO
PROSPECTUS DATED MAY 1, 2009

          American General Life Insurance Company ("AGL") is amending the prospectus for the purpose of ceasing future sales of the Survivor Advantage last survivor flexible premium variable universal life insurance Policies (the "Policies").

          Effective February 25, 2010, the Policies will no longer be sold and no new Policies will be issued.

          A new paragraph is added to the prospectus immediately following the title of the section "POLICY FEATURES," as follows:

          As of February 25, 2010, AGL will no longer accept applications for or issue Survivor Advantage Policies.